As filed with the U.S. Securities and Exchange Commission on May 1, 2006.

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

(Check appropriate box or boxes)

MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST

(Exact Name of Registrant as Specified in Charter)

1221 Avenue of the Americas
New York, New York 10020

(Address of Principal Executive Offices:    (Number, Street, City, State, Zip Code))

(800) 869-6397

(Area Code and Telephone Number)

Amy R. Doberman, Esq.
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of common shares of beneficial interest of Morgan Stanley Capital Opportunities Trust have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MORGAN STANLEY AGGRESSIVE EQUITY FUND

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 1, 2006

To the Shareholders of Morgan Stanley Aggressive Equity Fund

Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Aggressive Equity Fund (‘‘Aggressive Equity’’) to be held in                            , 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, at        a.m., New York time, on August 1, 2006, and any adjournments thereof (the ‘‘Meeting’’), for the following purposes:

1.    To consider and vote upon an Agreement and Plan of Reorganization, dated             , 2006 (the ‘‘Reorganization Agreement’’), between Aggressive Equity and Morgan Stanley Capital Opportunities Trust (‘‘Capital Opportunities’’), pursuant to which substantially all of the assets of Aggressive Equity would be combined with those of Capital Opportunities and shareholders of Aggressive Equity would become shareholders of Capital Opportunities receiving shares of Capital Opportunities with a value equal to the value of their holdings in Aggressive Equity (the ‘‘Reorganization’’); and

2.    To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on May 30, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. The Board of Trustees of Aggressive Equity recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,
MARY E. MULLIN, Secretary

[June 8], 2006

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

Acquisition of the Assets of
Morgan Stanley Aggressive Equity Fund

By and in Exchange for Shares of
Morgan Stanley Capital Opportunities Trust

This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Aggressive Equity Fund (‘‘Aggressive Equity’’) in connection with an Agreement and Plan of Reorganization, dated             , 2006 (the ‘‘Reorganization Agreement’’), pursuant to which substantially all the assets of Aggressive Equity will be combined with those of Morgan Stanley Capital Opportunities Trust (‘‘Capital Opportunities’’) in exchange for shares of Capital Opportunities (the ‘‘Reorganization’’). As a result of this transaction, shareholders of Aggressive Equity will become shareholders of Capital Opportunities and will receive shares of Capital Opportunities with a value equal to the value of their holdings in Aggressive Equity. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Aggressive Equity and Capital Opportunities attached hereto as Exhibit A. The address of Aggressive Equity is that of Capital Opportunities set forth above. This Proxy Statement also constitutes a Prospectus of Capital Opportunities, which is dated March 30, 2006, filed by Capital Opportunities with the Securities and Exchange Commission (the ‘‘Commission’’) as part of its Registration Statement on Form N-14 (the ‘‘Registration Statement’’).

Capital Opportunities is an open-end management investment company whose investment objective is to seek long-term capital appreciation. Capital Opportunities normally invests at least 65% of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Russell 3000® Growth Index.

This Proxy Statement and Prospectus sets forth concisely information about Capital Opportunities that shareholders of Aggressive Equity should know before voting on the Reorganization Agreement. A copy of the Prospectus for Capital Opportunities dated March 30, 2006, as may be supplemented from time to time, [will be] attached as Exhibit B and [to be incorporated herein by reference]. Also enclosed and incorporated herein by reference is Capital Opportunities' Annual Report for the fiscal year ended November 30, 2005. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated [June 8], 2006, has been filed with the Commission and is also incorporated herein by reference. Also [to be incorporated herein by reference] are Aggressive Equity's Prospectus, dated November 30, 2005, as supplemented, its Annual Report for its fiscal year ended July 31, 2005 and its succeeding Semi-Annual report for the six-months ended January 31, 2006. Such documents, as well as additional information about Capital Opportunities, have been filed with the Commission and are available upon request without charge by calling (800) 869-NEWS (toll-free) or by visiting the Commission's website at www.sec.gov.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission, nor has the Securities and Exchange Commission or any State Securities Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated [June 8], 2006.

PROXY STATEMENT AND PROSPECTUS

i

MORGAN STANLEY AGGRESSIVE EQUITY FUND
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

PROXY STATEMENT AND PROSPECTUS

Special Meeting of Shareholders
to be Held [AUGUST 1], 2006

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Aggressive Equity Fund (‘‘Aggressive Equity’’), an open-end, diversified management investment company, in connection with the solicitation by the Board of Trustees of Aggressive Equity (the ‘‘Board’’) of proxies to be used at the Special Meeting of Shareholders of Aggressive Equity to be held in                             , 1221 Avenue of the Americas, New York, NY 10020, at          a.m., New York time, on [August 1], 2006, and any adjournments thereof (the ‘‘Meeting’’). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about [            ], 2006.

At the Meeting, Aggressive Equity shareholders (‘‘Shareholders’’) will consider and vote upon an Agreement and Plan of Reorganization, dated                      , 2006 (the ‘‘Reorganization Agreement’’), between Aggressive Equity and Morgan Stanley Capital Opportunities Trust (‘‘Capital Opportunities’’), pursuant to which substantially all of the assets of Aggressive Equity will be combined with those of Capital Opportunities in exchange for shares of Capital Opportunities. As a result of this transaction, Shareholders will become shareholders of Capital Opportunities and will receive shares of Capital Opportunities equal to the value of their holdings in Aggressive Equity on the date of such transaction (the ‘‘Reorganization’’). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Capital Opportunities that corresponds to the class of shares of Aggressive Equity currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Aggressive Equity will receive Class A, Class B, Class C or Class D shares of Capital Opportunities, respectively. The shares to be issued by Capital Opportunities pursuant to the Reorganization (the ‘‘Capital Opportunities Shares’’) will be issued at net asset value without an initial sales charge. Further information relating to Capital Opportunities is set forth herein and in Capital Opportunities' current Prospectus, dated March 30, 2006 (‘‘Capital Opportunities' Prospectus’’), attached to this Proxy Statement and Prospectus as Exhibit B and [to be incorporated herein by reference].

The information concerning Aggressive Equity and Capital Opportunities contained herein has been supplied by Aggressive Equity and Capital Opportunities, respectively. Each of Aggressive Equity and Capital Opportunities is referred to herein as a ‘‘Fund.’’

Record Date; Share Information

The Board has fixed the close of business on [May 30], 2006 as the record date (the ‘‘Record Date’’) for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were                      shares of Aggressive Equity issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Shareholders of each class will vote together as a single class in connection with the Reorganization Agreement. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date:

Name and Address of Aggressive Equity Shareholders	Number of Shares	Percentage of Outstanding Shares
[TO BE PROVIDED]
Class A
Class B
Class C
Class D

Name and Address of Capital Opportunities Shareholders	Number of Shares	Percentage of Outstanding Shares
[TO BE PROVIDED]
Class A
Class B
Class C
Class D

[As of the Record Date, the trustees and officers of Aggressive Equity and Capital Opportunities, each as a group, owned less than 1% of the outstanding shares of Aggressive Equity and Capital Opportunities, respectively.]

Proxies

The enclosed form of Proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker ‘‘non-votes’’ will not count as votes in favor of the Reorganization Agreement, and broker ‘‘non-votes’’ will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker ‘‘non-votes’’ are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a Proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Aggressive Equity, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Aggressive Equity present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker ‘‘non-votes’’ will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Capital Opportunities, which expenses are expected to approximate $367,649. Aggressive Equity and Capital Opportunities will bear all of their respective other expenses associated with the Reorganization.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Aggressive Equity or officers and regular employees of Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), Morgan Stanley Trust (the ‘‘Transfer Agent’’), Morgan Stanley Services Company Inc. and/or Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’), without special compensation therefor. As described below, Aggressive Equity will employ Computershare Fund Services (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. In addition, Aggressive Equity may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Computershare, Aggressive Equity would pay the solicitor a project advisory fee not to exceed $3,000 and the expenses outlined below.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions.

In certain instances, the Transfer Agent or Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Aggressive Equity has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, Shareholders will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to recorded telephone calls by Computershare reminding Shareholders to vote, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Computershare, approximate additional expenses of $3.75 per telephone vote transacted and $2.75 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by Aggressive Equity.

Vote Required

Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Aggressive Equity represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Aggressive Equity will continue in existence and the Board will consider alternative actions.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, Capital Opportunities' Prospectus, which is attached to this Proxy Statement as Exhibit B and incorporated herein by reference.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Aggressive Equity, subject to stated liabilities, to Capital Opportunities in exchange for the Capital Opportunities Shares. The aggregate net asset value of the Capital Opportunities Shares issued in the exchange will equal the aggregate value of the net assets of Aggressive Equity received by Capital Opportunities. On or after the closing date scheduled for the Reorganization (the ‘‘Closing Date’’), Aggressive Equity will distribute the Capital Opportunities Shares received by Aggressive Equity to Shareholders as of the Valuation Date (as defined below) in complete liquidation of Aggressive Equity, and Aggressive Equity will thereafter be terminated and deregistered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Capital Opportunities Shares equal in value to such Shareholder's pro rata interest in the net assets of Aggressive Equity transferred to Capital Opportunities. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Capital Opportunities that corresponds to the class of shares of Aggressive Equity currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Aggressive Equity will become a holder of Class A, Class B, Class C and Class D shares of Capital Opportunities, respectively. Shareholders holding their shares of Aggressive Equity in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their Capital Opportunities Shares; however, such Shareholders will not be able to redeem, transfer or exchange the Capital Opportunities Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization. The ‘‘Valuation Date’’ is the third business day following the receipt of the requisite approval by the Shareholders of the Reorganization Agreement or at such other time as Aggressive Equity and Capital Opportunities may agree, on which date the number of Capital Opportunities shares to be delivered to Aggressive Equity will be determined.

At least one but not more than 20 business days prior to the Valuation Date, Aggressive Equity will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders substantially all of Aggressive Equity's investment company taxable income for all periods since the inception of Aggressive Equity through and including the Valuation Date (computed without regard to any dividends paid deduction), and substantially all of Aggressive Equity's net capital gain, if any, realized in such periods (after reduction for any capital loss carryovers).

For the reasons set forth below under ‘‘The Reorganization — The Board's Considerations,’’ the Board, including the trustees who are not ‘‘interested persons’’ of Aggressive Equity (‘‘Independent Trustees’’), as that term is defined in the 1940 Act, has concluded that the Reorganization is in the best interests of Aggressive Equity and the Shareholders and recommends approval of the Reorganization Agreement.

Past Performance

Aggressive Equity.    The bar chart and table below provide some indication of the risks of investing in Aggressive Equity. Aggressive Equity's past performance (before and after taxes) does not indicate how Aggressive Equity will perform in the future. This chart shows how the performance of Aggressive Equity's Class B shares has varied from year to year over the past 10 calendar years.

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was 5.05%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.57% (quarter ended December 31, 2003) and the lowest return for a calendar quarter was –22.25% (quarter ended March 31, 2001).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Life of Fund (Since 02/24/99)
Class A—Return Before Taxes	16.00%	–2.90%	3.73%
Class B—Return Before Taxes	16.55%	−2.97%	3.77%
Class B—Return After Taxes on Distributions	16.55%	–2.98%	3.07%
Class B—Returns After Taxes on Distributions and Sale of Fund Shares	10.76%	–2.50%	2.85%
Class C—Return Before Taxes	20.53%	–2.56%	3.78%
Class D—Return Before Taxes	22.72%	–1.61%	4.80%
Russell 3000® Growth Index†2	5.17%	3.15%	–2.09%
Lipper Multi-Cap Growth Funds Index†3	9.13%	2.90%	1.18%

†	Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2)	The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values.

(3)	The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

Included in the table above are the after-tax returns for the Aggressive Equities' Class B shares. The after-tax returns for the Aggressive Equities' other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Capital Opportunities.    The bar chart and table below provide some indication of the risks of investing in Capital Opportunities. Capital Opportunities' past performance (before and after taxes) does not indicate how Capital Opportunities will perform in the future. This chart shows how the performance of Capital Opportunities Class B shares has varied from year to year over the past 10 calendar years.

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was 4.65%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 62.22% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was –40.43% (quarter ended March 31, 2001).

This table compares Capital Opportunities' average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. Capital Opportunities' returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Life of Fund
Class A1: Return Before Taxes	15.69%	–8.03%	6.31%
Russell 3000® Growth Index[2]	5.17%	–3.15%	2.38%
Lipper Multi-Cap Growth Funds Index[3]	9.13%	–2.90%	4.24%
Class B1: Returns Before Taxes	16.14%	–8.14%	6.20%
Returns After Taxes on Distributions[4]	16.14%	–8.14%	6.15%
Returns After Taxes on Distributions and Sale of Fund Shares	10.49%	–6.72%	5.48%
Russell 3000® Growth Index[2]	5.17%	–3.15%	5.96%
Lipper Multi-Cap Growth Funds Index[3]	9.13%	–2.90%	6.79%
Class C1: Return Before Taxes	20.17%	–7.73%	6.19%
Russell 3000® Growth Index[2]	5.17%	–3.15%	2.38%
Lipper Multi-Cap Growth Funds Index[3]	9.13%	–2.90%	4.24%
Class D1: Return Before Taxes	22.35%	–6.84%	7.21%
Russell 3000® Growth Index[2]	5.17%	–3.15%	2.38%
Lipper Multi-Cap Growth Funds Index[3]	9.13%	–2.90%	4.24%

(1)	Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on February 27, 1996.

(2)	The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for Capital Opportunities' Class B shares. The after-tax returns for Capital Opportunities' other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold Capital Opportunities' shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Capital Opportunities' shares been sold at the end of the relevant periods, as applicable.

Fee Table

The following table briefly describes the fees and expenses that a shareholder of Aggressive Equity and Capital Opportunities may pay if they buy and hold shares of each respective Fund. These expenses are deducted from each respective Fund's assets and are based on expenses paid by Aggressive Equity for its fiscal year ended July 31, 2005, and by Capital Opportunities for its fiscal year ended November 30, 2005. Aggressive Equity and Capital Opportunities each pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the net asset value per share of each Fund. The table also sets forth pro forma fees for the surviving combined fund (Capital Opportunities) (the ‘‘Combined Fund’’) reflecting what the fee schedule would have been on January 31, 2006, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees (fees paid directly from a shareholder's investment)	Aggressive Equity		Capital Opportunities		Pro Forma Combined Fund (6)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	5.25	%(1)	5.25	%(1)	5.25	%(1)
Class B	none		none		none
Class C	none		none		none
Class D	none		none		none
Maximum Deferred Sales Charge (Load) (as a percentage based on the lesser of the offering price or net asset value at redemption)
Class A	none	(2)	none	(2)	none	(2)
Class B	5.00	%(3)	5.00	%(3)	5.00	%(3)
Class C	1.00	%(4)	1.00	%(4)	1.00	%(4)
Class D	none		none		none
Redemption Fees(5)
Class A	2.00%		2.00%		2.00%
Class B	2.00%		2.00%		2.00%
Class C	2.00%		2.00%		2.00%
Class D	2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Advisory Fees*
Class A	0.67%		0.67%		0.66%
Class B	0.67%		0.67%		0.66%
Class C	0.67%		0.67%		0.66%
Class D	0.67%		0.67%		0.66%
Distribution and Service (12b-1) Fees(7)
Class A	0.25%		0.25%		0.24%
Class B	1.00%		1.00%		1.00%
Class C	0.99%		0.96%		1.00%
Class D	none		none		none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)	Aggressive Equity	Capital Opportunities	Pro Forma Combined Fund(6)
Other Expenses
Class A	0.50%	0.56%	0.50%
Class B	0.50%	0.56%	0.50%
Class C	0.50%	0.56%	0.50%
Class D	0.50%	0.56%	0.50%
Total Annual Fund Operating Expenses(8)
Class A	1.42%	1.48%	1.40%
Class B	2.17%	2.23%	2.16%
Class C	2.16%	2.19%	2.16%
Class D	1.17%	1.23%	1.16%

Example

To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either Aggressive Equity, Capital Opportunities or the Combined Fund, that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (except for the ten-year amounts which reflect the conversion of Class B Shares to Class A Shares eight years after the calendar month in which Shares were purchased). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

If a Shareholder SOLD His Shares:

	1 year	3 years	5 years	10 years
Aggressive Equity
Class A	$662	$951	$1,261	$2,138
Class B	$720	$979	$1,364	$2,308	(9)
Class C	$319	$676	$1,159	$2,493
Class D	$119	$372	$644	$1,420
Capital Opportunities
Class A	$668	$968	$1,291	$2,201
Class B	$726	$997	$1,395	$2,370	(9)
Class C	$322	$685	$1,175	$2,524
Class D	$125	$390	$676	$1,489
Pro Forma Combined Fund
Class A	$144	$446	$771	$1,691
Class B	$719	$976	$1,359	$2,297	(9)
Class C	$319	$676	$1,159	$2,493
Class D	$118	$368	$638	$1,409

If a Shareholder HELD His Shares:

	1 year	3 years	5 years	10 years
Aggressive Equity
Class A	$662	$951	$1,261	$2,138
Class B	$220	$679	$1,164	$2,308	(9)
Class C	$219	$676	$1,159	$2,493
Class D	$119	$372	$644	$1,420
Capital Opportunities
Class A	$668	$968	$1,291	$2,201
Class B	$226	$697	$1,195	$2,370	(9)
Class C	$222	$685	$1,175	$2,524
Class D	$125	$390	$676	$1,489
Pro Forma Combined Fund
Class A	$144	$446	$771	$1,691
Class B	$219	$676	$1,159	$2,297	(9)
Class C	$219	$676	$1,159	$2,493
Class D	$118	$368	$638	$1,409

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

*	Expense information has been restated to reflect current fees in effect as of November 1, 2004.

(1)	Reduced for purchases of $25,000 and over. See "Share Class Arrangements — Class A Shares" in each Fund's Prospectus.

(2)	Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge (‘‘CDSC’’) of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances. See "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements — Class A Shares" in each Fund's Prospectus.

(3)	The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements — Class B Shares" in each Fund's Prospectus.

(4)	Only applicable if you sell your shares within one year after purchase. See "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements — Class C Shares" in each Fund's Prospectus.

(5)	Payable to the Fund on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See "Shareholder Information — How to Sell Shares" in each Fund's Prospectus for more information on redemption fees.

(6)	Pro forma expenses are calculated based on the assets of Capital Opportunities and Aggressive Equity as of January 31, 2006.

(7)	Each Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

(8)	The Investment Adviser has agreed to cap the total operating expense ratios for the Class A shares, Class B shares, Class C shares and Class D shares of the Combined Fund for a period of two years following the consummation of the Reorganization at [ ]%, [ ]%, [ ]% and [ ]% for the respective class of shares of the Capital Opportunities.

(9)	Based on a conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased.

The purpose of the foregoing fee tables is to assist the shareholder in understanding the various costs and expenses that a shareholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see ‘‘Comparison of Aggressive Equity and Capital Opportunities — Investment Advisory and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions’’ below.

Tax Consequences of the Reorganization

As a condition to the Reorganization, Aggressive Equity has requested an opinion of Clifford Chance US LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Aggressive Equity, Capital Opportunities or Aggressive Equity's shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see ‘‘The Reorganization — Tax Aspects of the Reorganization’’ below.

Comparison of Aggressive Equity and Capital Opportunities

Investment Objectives and Policies.    The investment objective of Aggressive Equity is to seek capital growth. The investment objective of Capital Opportunities is to seek long-term capital appreciation. The principal differences between the Funds' investment policies are more fully described under ‘‘Comparison of Investment Objectives, Policies and Restrictions’’ below. The investment policies of both Aggressive Equity and Capital Opportunities are fundamental and may not be changed without shareholder approval.

Aggressive Equity seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks and other equity securities of U.S. or foreign companies that offer the potential for superior earnings growth and are within the capitalization range of the companies comprising the Russell 3000® Growth Index, which as of February 28, 2006 was between $27 million to $349 billion. The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. In addition, Aggressive Equity may invest up to 25% of its net assets in foreign securities (including depositary receipts), which may include emerging market securities, and may invest up to 20% of its assets in fixed-income securities. Aggressive Equity may also invest in options and futures, forward foreign currency exchange contracts and convertible securities.

Capital Opportunities seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Russell 3000® Growth Index. In addition, Capital Opportunities may invest up to 25% of its net assets in foreign securities (including depositary receipts), which may include emerging market securities, and may invest up to 35% of its net assets in investment grade fixed-income securities. Capital Opportunities may also invest in forward foreign currency exchange contracts.

Investment Advisory and Distribution Plan Fees.    Aggressive Equity and Capital Opportunities obtain advisory services from the Investment Adviser. Each class of both Funds' shares is subject to the same advisory fee rates applicable to the respective Fund.

For the fiscal years ended July 31, 2005 and November 30, 2005, for Aggressive Equity and Capital Opportunities, respectively, each Fund paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the Fund's average daily net assets:

Aggressive Equity	For the period from November 1, 2004 to July 31, 2005: 0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of the daily net assets exceeding $3 billion; and

For the period from August 1, 2004 to October 31, 2004: 0.75% of the portion of the daily net assets not exceeding $2 billion; and 0.725% of the portion of the daily net assets exceeding $2 billion.

Capital Opportunities	0.67% of the portion of daily net assets not exceeding $500 million; 0.645% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of daily net assets exceeding $3 billion.

Both Aggressive Equity and Capital Opportunities have adopted a distribution plan (together, the ‘‘Plan’’) pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, the Plan provides that the Funds will reimburse Morgan Stanley Distributors Inc. (the ‘‘Distributor’’) and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the Fund. Reimbursement for these expenses is made in monthly payments by each Fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.00% of the average daily net assets of Class A and Class C shares, respectively. In the case of Aggressive Equity's Class B shares, the Plan provides that Aggressive Equity will pay the Distributor and others an annual 12b-1 fee of up to 1.00% of the average daily net assets of the Class B shares. In the case of Capital Opportunities' Class B Shares, the Plan provides that Capital Opportunities will pay an annual 12b-1 fee of up to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of Capital Opportunities' Class B shares since the inception of Capital Opportunities (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of Capital Opportunities' Class B shares sold by all shareholders since Capital Opportunities' inception upon which a CDSC has been imposed or waiver, or (b) the average daily net assets of Class B shares. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each Fund's Class B shares. There are no 12b-1 fees applicable to each Fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Capital Opportunities' shares, see the section entitled ‘‘Share Class Arrangements’’ in Capital Opportunities' Prospectus attached hereto. The Distributor also receives the proceeds of any CDSC paid by the Funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Aggressive Equity and Capital Opportunities are set forth below under ‘‘Purchases, Exchanges and Redemptions.’’

Other Significant Fees.    Both Aggressive Equity and Capital Opportunities pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See ‘‘Synopsis — Fee Table’’ above for the percentage of average net assets represented by such ‘‘Other Expenses.’’

Purchases, Exchanges and Redemptions.    Class A shares of each Fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are generally subject to a CDSC of 1.00% on redemptions made within 18 months after the last day of the month of purchase (except for certain specific circumstances fully described in each Fund's Prospectus).

Class B shares of each Fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:

Year Since Purchase Payment Made	Class B Shares of Aggressive Equity and Capital Opportunities
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

Class C shares of each Fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on redemptions made within one year after the last day of the month of purchase. The CDSC may be waived for certain redemptions (which are fully described under the section ‘‘Share Class Arrangements’’ in each Fund's Prospectus).

Class D shares of each Fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

The CDSC is paid to the Distributor. Shares of Aggressive Equity and Capital Opportunities are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each class of shares of Aggressive Equity and Capital Opportunities, see the section entitled ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

Shares of each class of Aggressive Equity and Capital Opportunities may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust (each, an ‘‘Exchange Fund’’), without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of the Capital Opportunities' Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or a Money Market Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the Combined Fund.

Capital Opportunities shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

With respect to both Funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., Aggressive Equity) will be counted. During the period of time a Capital Opportunities or Aggressive Equity shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Aggressive Equity and Capital Opportunities provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Capital Opportunities, see the section entitled ‘‘How to Exchange Shares’’ in Capital Opportunities' Prospectus.

Shares of each Fund redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to such Fund. The redemption fee is designed to protect each Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time shares are redeemed or exchanged, the shares held the longest will be redeemed or exchanged first. The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries.

Shareholders of Aggressive Equity and Capital Opportunities may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. Both Aggressive Equity and Capital Opportunities offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Aggressive Equity and Capital Opportunities may redeem involuntarily, at net asset value, most accounts valued at less than $100.

Dividends.    Each Fund declares dividends separately for each of its classes. Aggressive Equity pays dividends from net investment income annually, while Capital Opportunities pays such dividends semi-annually. Aggressive Equity usually distributes net capital gains, if any, in December and Capital Opportunities usually distributes net capital gains, if any, in June and December. Each Fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each Fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the Fund at net asset value unless the shareholder elects to receive cash.

PRINCIPAL RISK FACTORS

The share price and return of Capital Opportunities and Aggressive Equity will fluctuate with changes in the market value of their respective portfolio securities. The market value of the Funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted. The principal risks associated with an investment in Capital Opportunities and Aggressive Equity are summarized below.

Equity Securities.    Both Funds invest in common stocks. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock and other equity security prices can fluctuate widely in response to these factors.

Small- and Medium-Sized Companies.    Each Fund may invest in small- and medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Foreign Securities.    Each Fund may invest in foreign securities (including depositary receipts) not traded in the United States on a national securities exchange. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Funds to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Funds' trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which each Fund invests may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Fixed-Income Securities.    Both Funds may invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Convertible Securities.    Both Funds may also invest in convertible securities which subject the Funds to the risks associated with both fixed-income securities and common stocks (discussed above). To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. In addition, a portion of the convertible securities in which Aggressive Equity may invest may be rated below investment grade. Securities rated below investment grade are commonly known as ‘‘junk bonds’’ and have speculative characteristics. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities.

Options and Futures.    Aggressive Equity may invest in options and futures. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock and/or fixed-income markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of securities, and the possible absence of a liquid secondary market for any particular instrument.

Forward Foreign Currency Exchange Contracts.    Both Funds may also invest in forward foreign currency exchange contracts. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each Fund, see ‘‘Principal Risks’’ and ‘‘Additional Risk Information’’ in each Fund’s Prospectus, both of which are incorporated herein by reference.

THE REORGANIZATION

The Proposal

The Board of Trustees of Aggressive Equity, including the Independent Trustees, having reviewed the financial position of Aggressive Equity and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Aggressive

Equity and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Aggressive Equity.

The Board's Considerations

At a meeting held on April 25, 2006, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly Aggressive Equity's inability to gain assets as expected and the comparative expenses currently incurred in the operations of Aggressive Equity and Capital Opportunities. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Aggressive Equity and Capital Opportunities; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Aggressive Equity and Capital Opportunities in connection with the Reorganization.

In recommending the Reorganization to Shareholders, the Board of Aggressive Equity considered that the Reorganization would have the following benefits to Shareholders:

1.    Once the Reorganization is consummated, the Investment Adviser has agreed to cap the total operating expense ratios for the Class A shares, Class B shares, Class C shares and Class D shares of the Combined Fund for a period of two years following the consummation of the Reorganization at [    ]%, [    ]%, [    ]% and [    ]% for the respective class of shares of the Capital Opportunities. The Board noted that the annual advisory fee (as a percentage of assets) payable by the Combined Fund to the Investment Adviser will be lower than that payable by Aggressive Equity and Capital Opportunities. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

2.    Shareholders would have continued participation in a fund with similar investment objectives and policies and [lower annual operating expenses per share due to a lower management fee] and economies of scale.

3.    The Reorganization has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Aggressive Equity, Capital Opportunities or their shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

In light of the [other potential benefits and minimal increase in operating expenses] of the Reorganization, as well as the uncertainty regarding the extent to which any lost capital loss carryovers could have been utilized for the benefit of Aggressive Equity Shareholders (as set forth in greater detail herein under ‘‘The Reorganization — Tax Aspects of the Reorganization’’), the Board concluded that the Reorganization was in the best interests of the Shareholders, notwithstanding the potential loss of capital loss carryovers.

The Board of Trustees of Capital Opportunities, including a majority of the Independent Trustees of Capital Opportunities, also has determined that the Reorganization is in the best interests of Capital Opportunities and its shareholders and that the interests of existing shareholders of Capital Opportunities will not be diluted as a result thereof. The transaction will enable Capital Opportunities to acquire investment securities which are consistent with Capital Opportunities' investment objective, without the brokerage costs attendant to the purchase of such securities in the market.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) Aggressive Equity will transfer all of its assets, including portfolio securities, cash, cash equivalents and receivables to Capital Opportunities on the Closing Date in exchange for the assumption by Capital Opportunities of stated liabilities of Aggressive Equity, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Aggressive Equity prepared by the Treasurer of Aggressive Equity as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Capital Opportunities Shares; (ii) the Capital Opportunities Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Aggressive Equity would be terminated and de-registered as an investment company under the 1940 Act; and (iv) the outstanding shares of Aggressive Equity would be canceled.

The number of Capital Opportunities Shares to be delivered to Aggressive Equity will be determined by dividing the aggregate net asset value of each class of shares of Aggressive Equity acquired by Capital Opportunities by the net asset value per share of the corresponding class of shares of Capital Opportunities; these values will be calculated as of the close of business of the New York Stock Exchange on the Valuation Date. As an illustration, assume that on the Valuation Date, Class B shares of Aggressive Equity had an aggregate net asset value of $100,000. If the net asset value per Class B share of Capital Opportunities were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Capital Opportunities to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class B shares of Capital Opportunities would be distributed to the former Class B shareholders of Aggressive Equity. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, Aggressive Equity will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Capital Opportunities Shares it receives. Each Shareholder will receive the class of shares of Capital Opportunities that corresponds to the class of shares of Aggressive Equity currently held by that Shareholder. Accordingly, the Capital Opportunities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Capital Opportunities will be distributed to holders of Class A, Class B, Class C and Class D shares of Aggressive Equity, respectively. Capital Opportunities will cause its transfer agent to credit and confirm an appropriate number of Capital Opportunities Shares to each Shareholder. Certificates for Capital Opportunities Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Capital Opportunities. Shareholders who wish to receive certificates representing their Capital Opportunities Shares must, after receipt of their confirmations, make a written request to Capital Opportunities' transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Aggressive Equity holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Capital Opportunities; however, such Shareholders will not be able to redeem, transfer or exchange the Capital Opportunities Shares received until the old certificates have been surrendered.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the

Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Aggressive Equity or Capital Opportunities. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of Aggressive Equity and Capital Opportunities. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by February 28, 2007, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, Aggressive Equity shall: either pay or make provision for all of its liabilities to former Shareholders of Aggressive Equity that received Capital Opportunities Shares. Aggressive Equity shall be deregistered as an investment company and terminated promptly following the distributions of shares of Capital Opportunities to Shareholders of record of Aggressive Equity.

The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Aggressive Equity (at net asset value on the Valuation Date) and reinvest the proceeds in Capital Opportunities Shares at net asset value, pursuant to a transaction designed to occur without recognition of taxable gain or loss for federal income tax purposes. See ‘‘Tax Aspects of the Reorganization’’ below. If Aggressive Equity recognizes net gain from the sale of securities prior to the Closing Date, substantially all of such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders on or prior to the Closing Date and will be taxable to Shareholders as capital gain.

Shareholders will continue to be able to redeem their shares of Aggressive Equity at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Aggressive Equity thereafter will be treated as requests for redemption of shares of Capital Opportunities.

Tax Aspects of the Reorganization

Tax Consequences of the Reorganization to the Shareholders.    The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’).

As a condition to the Reorganization, Aggressive Equity and Capital Opportunities have requested an opinion of Clifford Chance US LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Aggressive Equity and Capital Opportunities:

1.    The transfer of Aggressive Equity's assets in exchange for the Capital Opportunities Shares and the assumption by Capital Opportunities of certain stated liabilities of Aggressive Equity followed by the distribution by Aggressive Equity of the Capital Opportunities Shares to Shareholders in exchange for their Aggressive Equity shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Aggressive Equity and Capital Opportunities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

2.    No gain or loss will be recognized by Capital Opportunities upon the receipt of the assets of Aggressive Equity solely in exchange for the Capital Opportunities Shares and the assumption by Capital Opportunities of the stated liabilities of Aggressive Equity;

3.    No gain or loss will be recognized by Aggressive Equity upon the transfer of the assets of Aggressive Equity to Capital Opportunities in exchange for the Capital Opportunities Shares and the assumption by Capital Opportunities of the stated liabilities or upon the distribution of Capital Opportunities Shares to Shareholders in exchange for their Aggressive Equity shares;

4.    No gain or loss will be recognized by Shareholders upon the exchange of the shares of Aggressive Equity for the Capital Opportunities Shares;

5.    The aggregate tax basis for the Capital Opportunities Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Aggressive Equity held by each such Shareholder immediately prior to the Reorganization;

6.    The holding period of the Capital Opportunities Shares to be received by each Shareholder will include the period during which the shares in Aggressive Equity surrendered in exchange therefor were held (provided such shares in Aggressive Equity were held as capital assets on the date of the Reorganization);

7.    The tax basis of the assets of Aggressive Equity acquired by Capital Opportunities will be the same as the tax basis of such assets of Aggressive Equity immediately prior to the Reorganization; and

8.    The holding period of the assets of Aggressive Equity in the hands of Capital Opportunities will include the period during which those assets were held by Aggressive Equity.

The advice of counsel is not binding on the Internal Revenue Service (the ‘‘IRS’’) or the courts and neither Aggressive Equity nor Capital Opportunities has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to federal income tax consequences of the proposed Reorganization, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Tax Consequences of the Reorganization to Aggressive Equity and Capital Opportunities.    Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Aggressive Equity. The effect of any such limitations will depend on the existence and amount of Aggressive Equity's and Capital Opportunities' capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. In general, a fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

As of its last fiscal year end (July 31, 2005), Aggressive Equity had approximately $396 million of estimated capital loss carryovers. Additionally, as of July 31, 2005, Aggressive Equity had approximately $54 million of built-in capital gains. Capital Opportunities had approximately $727 million of capital loss carryovers (as of November 30, 2005) and $93 million of built-in capital gains (as of November 30, 2005). Under the Code, each Fund's capital loss carryovers can be carried forward for eight years from the year in which incurred. The capital loss carryovers generally can be used in each of those eight years to offset any capital gains that are realized by the Fund in that year, but only to the extent that such gains exceed the capital losses (if any) that are realized by the Fund in that year.

In general, following the Reorganization, the Combined Fund's ability to utilize the capital loss carryovers of Aggressive Equity and Capital Opportunities will be subject to the following limitations:

1.	The Combined Fund generally can utilize the capital loss carryovers of Aggressive Equity to offset against capital gains from sales of assets owned by Aggressive Equity immediately before the Reorganization, but only to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of Aggressive Equity on the date of the Reorganization. In addition, the Combined Fund cannot utilize such capital loss carryovers to offset capital gains from sales of assets owned by Capital Opportunities immediately before the Reorganization, to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of Capital Opportunities on the date of the Reorganization;

2.	In addition to being able to utilize the capital loss carryovers of Aggressive Equity as described in paragraph 1, assuming certain continuity of business requirements are satisfied following the Reorganization, the Combined Fund also will be able to utilize a further amount of the capital loss carryovers of Aggressive Equity to offset against other capital gains each year. This amount is determined based on certain facts as of the date of the Reorganization. If the Reorganization had occurred on July 31, 2005, then the additional amount of Aggressive Equity's carryovers that could be utilized each year would have been approximately $14 million per year; and

3.	The Combined Fund can utilize the capital loss carryovers of Capital Opportunities to offset all capital gains realized by the Combined Fund after the Reorganization, other than capital gains described in the first sentence of paragraph 1.

It is uncertain how much of their respective capital loss carryovers Aggressive Equity and Capital Opportunities would be able to utilize in future years if the Reorganization did not occur. The amount of capital loss carryovers that each Fund could utilize in future years if the Reorganization did not occur would depend on, among other things: whether the Fund participated in some other transaction in the future that resulted in limitations being imposed on the Fund's utilization of capital loss carryovers; the amount of capital gains that the Fund would be able to realize in future years before its capital loss carryovers expired; and the amount of capital losses that the Fund would realize in future years. The Reorganization may result in the Combined Fund being unable to utilize capital loss carryovers that could have been used if the transaction did not occur, but it cannot be determined with certainty to what extent this would be the case.

Description of Shares

Capital Opportunities Shares will, when issued, be fully paid and non-assessable by Capital Opportunities and transferable without restrictions and will have no preemptive rights. Class B shares of Capital Opportunities, like Class B shares of Aggressive Equity, have a conversion feature pursuant to which approximately eight years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the eight-year period is calculated and the treatment of reinvested dividends, see ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

Capitalization Table (unaudited)

The following table sets forth the capitalization of Capital Opportunities and Aggressive Equity as of January 31, 2006 and on a pro forma combined basis as if the Reorganization had occurred on that date:

	Net Assets*	Shares Outstanding	Net Asset Value Per Share*
Class A
Aggressive Equity	$51,428,386	4,085,640	$12.59
Capital Opportunities	$130,655,618	6,610,237	$19.77
Combined Fund (pro forma)	$181,959,844	9,211,572	$19.75
Class B
Aggressive Equity	$249,506,249	20,936,392	$11.92
Capital Opportunities	$146,079,568	7,846,493	$18.62
Combined Fund (pro forma)	$395,447,000	21,246,399	$18.61
Class C
Aggressive Equity	$31,680,325	2,655,164	$11.93
Capital Opportunities	$15,887,468	856,972	$18.54
Combined Fund (pro forma)	$47,552,696	2,565,727	$18.53
Class D
Aggressive Equity	$4,729,251	369,476	$12.80
Capital Opportunities	$93,945,488	4,670,027	$20.12
Combined Fund (pro forma)	$98,585,464	4,905,079	$20.10
Total Class A, B, C, D
Aggressive Equity	$337,344,211	28,046,672	$12.03
Capital Opportunities	$386,568,142	19,983,729	$19.34
Combined Fund (pro forma)	$723,545,004	37,928,777	$19.08

*	The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $124,160, $138,817, $15,097 and $89,275 by Class A shares, Class B shares, Class C shares and Class D shares, respectively, of Capital Opportunities.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objective of Aggressive Equity is to seek capital growth. The investment objective of Capital Opportunities is to seek long-term capital appreciation.

Aggressive Equity

Aggressive Equity seeks to achieve its investment objective by investing at least 80% of its assets in common stocks and other equity securities of domestic and foreign companies. Generally, the Fund will invest in companies that (i) have a market capitalization within the capitalization range of the companies comprising the Russell 3000® Growth Index* and (ii) in the view of the Investment Adviser, that offer the potential for superior earnings growth. In addition, Aggressive Equity may invest up to 25% of its net assets in foreign securities (including depositary receipts), which may include emerging market securities, and may invest up to 20% of its assets in fixed-income securities. Aggressive Equity may also invest in options and futures, forward foreign currency exchange contracts and convertible securities.

The Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects of sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Capital Opportunities

Capital Opportunities seeks to achieve its investment objective by investing at least 65% of its assets in companies that (i) have a market capitalization within the capitalization range of the companies comprising the Russell 3000® Growth Index* and (ii) in the view of the Investment Adviser, have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In addition, Capital Opportunities may invest up to 25% of its net assets in foreign securities (including depositary receipts), which may include emerging market securities, and may invest up to 35% of its net assets in investment grade fixed-income securities. Capital Opportunities may also invest in forward foreign currency exchange contracts.

The Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects of sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

During periods in which, in the opinion of each Fund's Investment Adviser, market conditions warrant a reduction of some or all of the respective Funds' securities holdings, the Funds may take temporary ‘‘defensive’’ positions that are inconsistent with each Fund's principal investment strategies in which the Funds may invest any amount of their total assets in cash or money market instruments.

The investment objectives of both Aggressive Equity and Capital Opportunities are fundamental and may not be changed without shareholder approval. The foregoing discussion is a summary of the principal

*	The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. As of February 28, 2006, the market capitalization range of the companies comprising the Russell 3000® Growth Index was between $27 million to $349 billion.

differences and similarities between the investment policies of the Funds. For a more complete discussion of each Fund's policies, see ‘‘Principal Investment Strategies’’ and ‘‘Additional Investment Strategy Information’’ in each Fund's Prospectus and ‘‘Description of the Fund and Its Investments and Risks’’ in each Fund's Statement of Additional Information.

Investment Restrictions

The investment restrictions adopted by Aggressive Equity and Capital Opportunities as fundamental policies are substantially similar (except for the differences described below) and are summarized under the caption ‘‘Description of the Fund and Its Investments and Risks — Fund Policies/Investment Restrictions’’ in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, as defined in the 1940 Act.

The material differences are as follows: Capital Opportunities may not (i) invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation, (ii) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, (iii) purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs, (iv) purchase warrants if, as a result, the Fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange and (v) invest in options or futures contracts. Aggressive Equity has not adopted such investment restrictions.

ADDITIONAL INFORMATION ABOUT AGGRESSIVE EQUITY AND CAPITAL OPPORTUNITIES

General

For a discussion of the organization and operation of Capital Opportunities and Aggressive Equity, see ‘‘Fund Management,’’ ‘‘Investment Objective’’ and ‘‘Principal Investment Strategies’’ in their respective Prospectuses, and ‘‘Fund History’’ in their respective Statements of Additional Information.

Financial Information

For certain financial information about Capital Opportunities and Aggressive Equity, see ‘‘Financial Highlights’’ in their respective Annual Reports and ‘‘Past Performance’’ in their respective Prospectuses.

Management

For information about the Board of Trustees, Investment Adviser and the Distributor of Capital Opportunities and Aggressive Equity, see ‘‘Fund Management’’ in their respective Prospectuses and ‘‘Management of the Fund’’ in their respective Statements of Additional Information.

Description of Securities and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of Aggressive Equity and Capital Opportunities, and information regarding shareholder inquiries, see ‘‘Capital Stock and Other Securities’’ and ‘‘Management of the Fund — Management Information — Shareholder Communications’’ in their respective Statements of Additional Information.

Dividends, Distributions and Taxes

For a discussion of Capital Opportunities' and Aggressive Equity's policies with respect to dividends, distributions and taxes, see ‘‘Distributions’’ and ‘‘Tax Consequences’’ in their respective Prospectuses as well as the discussion herein under ‘‘Synopsis — Tax Consequences of the Reorganization,’’ ‘‘Synopsis — Comparison of Aggressive Equity and Capital Opportunities — Dividends,’’ and ‘‘The Reorganization — Tax Aspects of the Reorganization.’’

Purchases, Repurchases and Redemptions

For a discussion of how Capital Opportunities' and Aggressive Equity's shares may be purchased, repurchased and redeemed, see ‘‘How to Buy Shares,’’ ‘‘How to Exchange Shares’’ and ‘‘How to Sell Shares’’ in their respective Prospectuses and the discussion herein under ‘‘Synopsis — Comparison of Aggressive Equity and Capital Opportunities — Purchases, Exchanges and Redemptions.’’

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of Capital Opportunities, for the fiscal year ended November 30, 2005, and Aggressive Equity, for the fiscal year ended July 31, 2005, that are [to be incorporated by reference] in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by [            ], independent registered accounting firm. The financial statements [will be incorporated by reference] in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Capital Opportunities will be passed upon by Clifford Chance US LLP, New York, New York. Such firm will rely on Dechert LLP as to matters of Massachusetts law.

AVAILABLE INFORMATION

Additional information about Aggressive Equity and Capital Opportunities is available, as applicable, in the following documents which are [to be incorporated herein by reference]: (i) Capital Opportunities' Prospectus dated March 30, 2006, as may be supplemented from time to time, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 16 to Capital Opportunities' Registration Statement on Form N-1A (File Nos. 33-63685; 811-7377); (ii) Capital Opportunities' Annual Report for its fiscal year ended November 30, 2005, accompanying this Proxy Statement and Prospectus; (iii) Aggressive Equity's Prospectus dated November 30, 2005, as supplemented, which Prospectus forms a part of Post-Effective Amendment No. 9 to Aggressive Equity's Registration Statement on Form N-1A (File Nos. 333-39579; 811-8471); (iv) Aggressive Equity's Annual Report for its fiscal year ended July 31, 2005; and (v) Aggressive Equity's Semi-Annual Report for the six month period ended January 31, 2006. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

Aggressive Equity and Capital Opportunities are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Aggressive Equity and Capital Opportunities which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

OTHER BUSINESS

Management of Aggressive Equity knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees

Mary E. Mullin, Secretary

[June 8], 2006

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (‘‘Agreement’’) is made as of this 25th day of April, 2006, by and between MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST, a Massachusetts business trust (‘‘Capital Opportunities’’), and MORGAN STANLEY AGGRESSIVE EQUITY FUND, a Massachusetts business trust (‘‘Aggressive Equity’’).

This Agreement is intended to be and is adopted as a ‘‘plan of reorganization’’ within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The reorganization (‘‘Reorganization’’) will consist of the transfer to Capital Opportunities of substantially all of the assets of Aggressive Equity in exchange for the assumption by Capital Opportunities of all stated liabilities of Aggressive Equity and the issuance by Capital Opportunities of shares of beneficial interest, par value $0.01 per share (the ‘‘Capital Opportunities Shares’’), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Aggressive Equity in liquidation of Aggressive Equity as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND LIQUIDATION OF AGGRESSIVE EQUITY

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Aggressive Equity agrees to assign, deliver and otherwise transfer the Aggressive Equity Assets (as defined in paragraph 1.2) to Capital Opportunities and Capital Opportunities agrees in exchange therefor to assume all of Aggressive Equity’s stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Aggressive Equity the number of Capital Opportunities Shares, including fractional Capital Opportunities Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (‘‘Closing’’).

(a)    The ‘‘Aggressive Equity Assets’’ shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Aggressive Equity, and any deferred or prepaid expenses shown as an asset on Aggressive Equity’s books on the Valuation Date.

(b)    On or prior to the Valuation Date, Aggressive Equity will provide Capital Opportunities with a list of all of Aggressive Equity’s assets to be assigned, delivered and otherwise transferred to Capital Opportunities and a list of the stated liabilities to be assumed by Capital Opportunities pursuant to this Agreement. Aggressive Equity reserves the right to sell any of the securities on such list but will not, without the prior approval of Capital Opportunities, acquire any additional securities other than securities of the type in which Capital Opportunities is permitted to invest and in amounts agreed to in writing by Capital Opportunities. Capital Opportunities will, within a reasonable time prior to the Valuation Date, furnish Aggressive Equity with a statement of Capital Opportunities’ investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Capital Opportunities’ investment objectives, policies and restrictions. In the event that Aggressive Equity holds any investments that Capital Opportunities is not permitted to hold, Aggressive Equity will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Aggressive Equity and Capital Opportunities, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Capital Opportunities with respect to such investments, Aggressive Equity if requested by Capital Opportunities will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.2    Aggressive Equity will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Capital Opportunities will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Aggressive Equity prepared by the Treasurer of Aggressive Equity as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.3    In order for Aggressive Equity to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Aggressive Equity will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.4    On the Closing Date or as soon as practicable thereafter, Aggressive Equity will distribute Capital Opportunities Shares received by Aggressive Equity pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date (‘‘Aggressive Equity Shareholders’’). Each Aggressive Equity Shareholder will receive the class of shares of Capital Opportunities that corresponds to the class of shares of Aggressive Equity currently held by that Aggressive Equity Shareholder. Accordingly, the Capital Opportunities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Capital Opportunities will be distributed to holders of Class A, Class B, Class C and Class D shares of Aggressive Equity, respectively. Such distribution will be accomplished by an instruction, signed by Aggressive Equity’s Secretary, to transfer Capital Opportunities Shares then credited to Aggressive Equity’s account on the books of Capital Opportunities to open accounts on the books of Capital Opportunities in the names of the Aggressive Equity Shareholders and representing the respective pro rata number of Capital Opportunities Shares due such Aggressive Equity Shareholders. All issued and outstanding shares of Aggressive Equity simultaneously will be canceled on Aggressive Equity’s books; however, share certificates representing interests in Aggressive Equity will represent a number of Capital Opportunities Shares after the Closing Date as determined in accordance with paragraph 2.3. Capital Opportunities will issue certificates representing Capital Opportunities Shares in connection with such exchange only upon the written request of a Aggressive Equity Shareholder.

1.5    Ownership of Capital Opportunities Shares will be shown on the books of Capital Opportunities’ transfer agent. Capital Opportunities Shares will be issued in the manner described in Capital Opportunities’ current Prospectus and Statement of Additional Information.

1.6    Any transfer taxes payable upon issuance of Capital Opportunities Shares in a name other than the registered holder of Capital Opportunities Shares on Aggressive Equity’s books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Capital Opportunities Shares are to be issued and transferred.

1.7    Any reporting responsibility of Aggressive Equity is and shall remain the responsibility of Aggressive Equity up to and including the date on which Aggressive Equity is dissolved and deregistered pursuant to paragraph 1.9.

1.8    Within one year after the Closing Date, Aggressive Equity shall pay or make provision for the payment of all its liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Aggressive Equity, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Aggressive Equity for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Aggressive Equity shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

1.9    Copies of all books and records maintained on behalf of Aggressive Equity in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Capital Opportunities or their designee, and Capital Opportunities or its designee shall comply with applicable record retention requirements to which Aggressive Equity is subject under the 1940 Act.

2.    VALUATION

2.1    The value of the Aggressive Equity Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Aggressive Equity of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the ‘‘Valuation Date’’), using the valuation procedures set forth in Capital Opportunities’ then current Prospectus and Statement of Additional Information.

2.2    The net asset value of a Capital Opportunities Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Capital Opportunities’ then current Prospectus and Statement of Additional Information.

2.3    The number of Capital Opportunities Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Aggressive Equity shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Capital Opportunities (determined in accordance with paragraph 2.2).

2.4    All computations of value shall be made by Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’) in accordance with its regular practice in pricing Capital Opportunities. Capital Opportunities shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3.    CLOSING AND CLOSING DATE

3.1    The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the ‘‘Closing Date’’). The Closing shall be held as of 9:00 a.m. New York time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. New York time on the Closing Date unless otherwise provided.

3.2    Portfolio securities held by Aggressive Equity and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the ‘‘Custodian’’), as custodian for Capital Opportunities, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Aggressive Equity to the Custodian for the account of Capital Opportunities on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of ‘‘The Bank of New York, Custodian for Morgan Stanley Capital Opportunities Trust.’’

3.3    In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Capital Opportunities and Aggressive Equity, accurate appraisal of the value of the net assets of Capital Opportunities or the Aggressive Equity Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4    If requested, Aggressive Equity shall deliver to Capital Opportunities or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Aggressive Equity Shareholders and the number and percentage ownership of outstanding Aggressive Equity shares owned by each such Aggressive Equity Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Aggressive Equity Shareholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. Capital Opportunities shall issue and deliver to such Secretary a confirmation evidencing delivery of Capital Opportunities Shares to be credited on the Closing Date to Aggressive Equity or provide evidence satisfactory to Aggressive Equity that such Capital Opportunities Shares have been credited to Aggressive Equity’s account on the books of Capital Opportunities. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.    COVENANTS OF CAPITAL OPPORTUNITIES AND AGGRESSIVE EQUITY

4.1    Except as otherwise expressly provided herein with respect to Aggressive Equity, Capital Opportunities and Aggressive Equity each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2    Capital Opportunities will prepare and file with the Securities and Exchange Commission (the ‘‘Commission’’) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the ‘‘1933 Act’’), relating to Capital Opportunities Shares (‘‘Registration Statement’’). Aggressive Equity will provide Capital Opportunities with the Proxy Materials described in paragraph 4.3 below, for inclusion in the Registration Statement. Aggressive Equity will further provide Capital Opportunities with such other information and documents relating to Aggressive Equity as are reasonably necessary for the preparation of the Registration Statement.

4.3    Aggressive Equity will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Aggressive Equity will prepare the notice of meeting, form of proxy and proxy statement (collectively, ‘‘Proxy Materials’’) to be used in connection with such meeting; provided that Capital Opportunities will furnish Aggressive Equity with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Capital Opportunities as is reasonably necessary for the preparation of the Proxy Materials.

4.4    Aggressive Equity will assist Capital Opportunities in obtaining such information as Capital Opportunities reasonably requests concerning the beneficial ownership of Aggressive Equity shares.

4.5    Subject to the provisions of this Agreement, Capital Opportunities and Aggressive Equity will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6    Aggressive Equity shall furnish or cause to be furnished to Capital Opportunities within 30 days after the Closing Date a statement of Aggressive Equity’s assets and liabilities as of the Closing Date, which statement shall be certified by Aggressive Equity’s Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Aggressive Equity shall furnish Capital Opportunities, in such form as is reasonably satisfactory to Capital Opportunities, a statement certified by Aggressive Equity’s Treasurer of Aggressive Equity’s earnings and profits for federal income tax purposes that will be carried over to Capital Opportunities pursuant to Section 381 of the Code.

4.7    As soon after the Closing Date as is reasonably practicable, Aggressive Equity (a) shall prepare and file all federal and other tax returns and reports of Aggressive Equity required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8    Capital Opportunities agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.    REPRESENTATIONS AND WARRANTIES

5.1    Capital Opportunities represents and warrants to Aggressive Equity as follows:

(a)    Capital Opportunities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b)    Capital Opportunities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)    All of the issued and outstanding shares of Capital Opportunities have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Capital Opportunities are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Capital Opportunities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)    The current Prospectus and Statement of Additional Information of Capital Opportunities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)    Capital Opportunities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Capital Opportunities’ Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Capital Opportunities is a party or by which it is bound;

(f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Capital Opportunities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Capital Opportunities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g)    The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the fiscal year ended November 30, 2005, of Capital Opportunities audited by                             , Capital Opportunities’ independent registered public accounting firm (copies of which will be furnished to Aggressive Equity), fairly present, in all material respects, Capital Opportunities’ financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Capital Opportunities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)    All issued and outstanding Capital Opportunities Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Capital Opportunities’ current Statement of Additional Information [to be incorporated by reference] in the Statement of Additional Information that forms a part of the Registration Statement. Capital Opportunities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(i)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Capital Opportunities, and this Agreement constitutes a valid and binding obligation of Capital Opportunities enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Capital Opportunities performance of this Agreement;

(j)    Capital Opportunities Shares to be issued and delivered to Aggressive Equity, for the account of the Aggressive Equity Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued

Capital Opportunities Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Capital Opportunities’ current Statement of Additional Information [to be incorporated by reference] in the Statement of Additional Information to the Registration Statement;

(k)    All material federal and other tax returns and reports of Capital Opportunities required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Capital Opportunities’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l)    For each taxable year since its inception, Capital Opportunities has met the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Capital Opportunities to continue to meet the requirements of Subchapter M of the Code;

(m)    Since November 30, 2005, there has been no change by Capital Opportunities in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

(n)    The information furnished or to be furnished by Capital Opportunities for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(o)    The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Capital Opportunities) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2    Aggressive Equity represents and warrants to Capital Opportunities as follows:

(a)    Aggressive Equity is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b)    Aggressive Equity is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)    All of the issued and outstanding shares of beneficial interest of Aggressive Equity have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Aggressive Equity are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Aggressive Equity is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)    The current Prospectus and Statement of Additional Information of Aggressive Equity conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)    Aggressive Equity is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Aggressive Equity’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Aggressive Equity is a party or by which it is bound;

(f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Aggressive Equity or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Aggressive Equity knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g)    The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Aggressive Equity for the fiscal year ended July 31, 2005, audited by                             , Aggressive Equity’s independent registered public accounting firm (copies of which have been or will be furnished to Capital Opportunities) fairly present, in all material respects, Aggressive Equity’s financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Aggressive Equity (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)    Aggressive Equity has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(i)    All issued and outstanding shares of Aggressive Equity are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Aggressive Equity’s current Statement of Additional Information [to be incorporated by reference] in the Statement of Additional Information to the Registration Statement. Aggressive Equity does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Capital Opportunities pursuant to paragraph 3.4;

(j)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Aggressive Equity, and subject to the approval of Aggressive Equity’s shareholders, this Agreement constitutes a valid and binding obligation of Aggressive Equity, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Aggressive Equity’s performance of this Agreement;

(k)    All material federal and other tax returns and reports of Aggressive Equity required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Aggressive Equity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l)    For each taxable year since its inception, Aggressive Equity has met all the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Aggressive Equity to continue to meet the requirements of Subchapter M of the Code;

(m)    At the Closing Date, Aggressive Equity will have good and valid title to the Aggressive Equity Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Aggressive Equity which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Capital Opportunities will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(n)    On the effective date of the Registration Statement, at the time of the meeting of Aggressive Equity’s shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Capital Opportunities Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the ‘‘1934 Act’’), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Aggressive Equity for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(o)    Aggressive Equity will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders substantially all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

(p)    Aggressive Equity has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(q)    Aggressive Equity is not acquiring Capital Opportunities Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF AGGRESSIVE EQUITY

The obligations of Aggressive Equity to consummate the transactions provided for herein shall be subject, at its election, to the performance by Capital Opportunities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1    All representations and warranties of Capital Opportunities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2    Capital Opportunities shall have delivered to Aggressive Equity at the Closing a certificate of its President and Treasurer, in a form and substance reasonably satisfactory to Aggressive Equity and dated as of the Closing Date, to the effect that the representations and warranties of Capital Opportunities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Aggressive Equity shall reasonably request;

6.3    Aggressive Equity shall have received a favorable opinion from Clifford Chance US LLP, counsel to Capital Opportunities, dated as of the Closing Date, to the effect that:

(a)    Capital Opportunities is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Capital Opportunities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Capital Opportunities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Aggressive Equity, is a valid and binding obligation of Capital Opportunities enforceable against Capital Opportunities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; (d) Capital Opportunities Shares to be issued to Aggressive Equity Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Capital Opportunities’ current Statement of Additional Information), and no shareholder of Capital Opportunities has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Capital Opportunities’ Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Capital Opportunities of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4    As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment advisory fees or annual fees pursuant to Capital Opportunities’ 12b-1 plan of distribution from those described in Capital Opportunities’ Prospectus dated March 30, 2006 and Statement of Additional Information dated March 30, 2006.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF CAPITAL OPPORTUNITIES

The obligations of Capital Opportunities to complete the transactions provided for herein shall be subject, at its election, to the performance by Aggressive Equity of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1    All representations and warranties of Aggressive Equity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2    Aggressive Equity shall have delivered to Capital Opportunities at the Closing a certificate of its President and its Treasurer, in form and substance reasonably satisfactory to Capital Opportunities and dated as of the Closing Date, to the effect that the representations and warranties of Aggressive Equity made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Capital Opportunities shall reasonably request;

7.3    Aggressive Equity shall have delivered to Capital Opportunities a statement of the Aggressive Equity Assets and its liabilities, together with a list of Aggressive Equity’s portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Aggressive Equity;

7.4    Capital Opportunities shall have received at the Closing a favorable opinion from Clifford Chance US LLP, counsel to Aggressive Equity, dated as of the Closing Date to the effect that:

(a)    Aggressive Equity is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Aggressive Equity is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Aggressive Equity and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Capital Opportunities, is a valid and binding obligation of Aggressive Equity enforceable against Aggressive Equity in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Aggressive Equity’s Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Aggressive Equity of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5    On the Closing Date, the Aggressive Equity Assets shall include no assets that Capital Opportunities, by reason of limitations of the fund’s Declaration of Trust or otherwise, may not properly acquire.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF CAPITAL OPPORTUNITIES AND AGGRESSIVE EQUITY

The obligations of Aggressive Equity and Capital Opportunities hereunder are each subject to the further conditions that on or before the Closing Date:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Aggressive Equity in accordance with the provisions of Aggressive Equity’s Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Capital Opportunities;

8.2    On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including ‘‘no-action’’ positions of and exemptive orders from such federal and state authorities) deemed necessary by Capital Opportunities or Aggressive Equity to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Capital Opportunities or Aggressive Equity;

8.4    The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5    Aggressive Equity shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Aggressive Equity Shareholders substantially all of Aggressive Equity’s investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6    The parties shall have received the opinion of the law firm of Clifford Chance US LLP (based on such representations as such law firm shall reasonably request), addressed to Capital Opportunities and Aggressive Equity, which opinion may be relied upon by the shareholders of Aggressive Equity, substantially to the effect that, for federal income tax purposes:

(a)    The transfer of Aggressive Equity’s assets in exchange for Capital Opportunities Shares and the assumption by Capital Opportunities of certain stated liabilities of Aggressive Equity followed by the distribution by Aggressive Equity of Capital Opportunities Shares to the Aggressive Equity Shareholders in exchange for their Aggressive Equity shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Aggressive Equity and Capital Opportunities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

(b)    No gain or loss will be recognized by Capital Opportunities upon the receipt of the assets of Aggressive Equity solely in exchange for Capital Opportunities Shares and the assumption by Capital Opportunities of the stated liabilities of Aggressive Equity;

(c)    No gain or loss will be recognized by Aggressive Equity upon the transfer of the assets of Aggressive Equity to Capital Opportunities in exchange for Capital Opportunities Shares and the assumption by Capital Opportunities of the stated liabilities or upon the distribution of Capital Opportunities Shares to the Aggressive Equity Shareholders in exchange for their Aggressive Equity shares;

(d)    No gain or loss will be recognized by the Aggressive Equity Shareholders upon the exchange of the Aggressive Equity shares for Capital Opportunities Shares;

(e)    The aggregate tax basis for Capital Opportunities Shares received by each Aggressive Equity Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Aggressive Equity shares held by each such Aggressive Equity Shareholder immediately prior to the Reorganization;

(f)    The holding period of Capital Opportunities Shares to be received by each Aggressive Equity Shareholder will include the period during which the Aggressive Equity shares surrendered in exchange therefor were held (provided such Aggressive Equity shares were held as capital assets on the date of the Reorganization);

(g)    The tax basis of the assets of Aggressive Equity acquired by Capital Opportunities will be the same as the tax basis of such assets to Aggressive Equity immediately prior to the Reorganization; and

(h)    The holding period of the assets of Aggressive Equity in the hands of Capital Opportunities will include the period during which those assets were held by Aggressive Equity.

Notwithstanding anything herein to the contrary, neither Capital Opportunities nor Aggressive Equity may waive the conditions set forth in this paragraph 8.6.

9.    FEES AND EXPENSES

9.1    (a)    Capital Opportunities shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Aggressive Equity shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

(b)    In the event the transactions contemplated herein are not consummated by reason of Aggressive Equity being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Aggressive Equity’s obligations specified in this Agreement), Aggressive Equity’s only obligation hereunder shall be to reimburse Capital Opportunities for all reasonable out-of-pocket fees and expenses incurred by Capital Opportunities in connection with those transactions.

(c)    In the event the transactions contemplated herein are not consummated by reason of Capital Opportunities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Capital Opportunities’ obligations specified in this Agreement), Capital Opportunities’ only obligation hereunder shall be to reimburse Aggressive Equity for all reasonable out-of-pocket fees and expenses incurred by Aggressive Equity in connection with those transactions.

10.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    This Agreement constitutes the entire agreement between the parties.

10.2    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Aggressive Equity hereunder shall not survive the dissolution and complete liquidation of Aggressive Equity in accordance with Section 1.9.

11.    TERMINATION

11.1    This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a)    by the mutual written consent of Aggressive Equity and Capital Opportunities;

(b)    by either Capital Opportunities or Aggressive Equity by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before February 28, 2007; or

(c)    by either Capital Opportunities or Aggressive Equity, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Aggressive Equity shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2    (a)    Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Capital Opportunities or Aggressive Equity, or the trustees or officers of Capital Opportunities or Aggressive Equity, to any other party or its trustees or officers.

(b)    Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Capital Opportunities or Aggressive Equity, or the trustees or officers of Capital Opportunities or Aggressive Equity, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.    MISCELLANEOUS

13.1    The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    The obligations and liabilities of Capital Opportunities hereunder are solely those of Capital Opportunities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Capital Opportunities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Capital Opportunities and signed by authorized officers of Capital Opportunities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6    The obligations and liabilities of Aggressive Equity hereunder are solely those of Aggressive Equity. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Aggressive Equity shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Aggressive Equity and signed by authorized officers of Aggressive Equity acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY AGGRESSIVE EQUITY FUND
By:
Name: Ronald E. Robison Title: President and Principal Executive Officer
MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST
By:
Name: Amy R. Doberman Title: Vice President

EXHIBIT B

Prospectus of Morgan Stanley Capital Opportunities Trust
dated March 30, 2006

[To come]

MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST
PART B
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information relates to the shares of Morgan Stanley Capital Opportunities Trust (‘‘Capital Opportunities’’) to be issued pursuant to an Agreement and Plan of Reorganization, dated                  , 2006, between Capital Opportunities and Morgan Stanley Aggressive Equity Fund (‘‘Aggressive Equity’’) in connection with the acquisition by Capital Opportunities of substantially all of the assets, subject to stated liabilities, of Aggressive Equity. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated [June 8], 2006. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Morgan Stanley Capital Opportunities Trust, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (toll-free). Please retain this document for future reference.

The date of this Statement of Additional Information is [June 8], 2006.

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated [June 8], 2006 (the ‘‘Proxy Statement and Prospectus’’). The Proxy Statement and Prospectus has been sent to Aggressive Equity's shareholders in connection with the solicitation of proxies by the Board of Trustees of Aggressive Equity to be voted at the Special Meeting of Shareholders of Aggressive Equity to be held on August 1, 2006. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Capital Opportunities dated March 30, 2006 and the Statement of Additional Information of Aggressive Equity dated November 30, 2005.

ADDITIONAL INFORMATION ABOUT CAPITAL OPPORTUNITIES

Fund History

For additional information about Capital Opportunities' history, see ‘‘Fund History’’ in Capital Opportunities' Statement of Additional Information.

Investment Objective, Policies and Risks

For additional information about Capital Opportunities' investment objective, policies and risks, see ‘‘Description of the Fund and Its Investments and Risks’’ in Capital Opportunities' Statement of Additional Information.

Portfolio Holdings

For additional information about Capital Opportunities' policies and procedures with respect to the disclosure of Capital Opportunities' portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks’’ in Capital Opportunities' Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Capital Opportunities, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Capital Opportunities' Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Capital Opportunities' investment adviser, Capital Opportunities' independent registered public accounting firm and other services provided to Capital Opportunities, see ‘‘Investment Advisory and Other Services’’ in Capital Opportunities' Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Capital Opportunities, Capital Opportunities' investment adviser and Capital Opportunities' distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Capital Opportunities' Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Capital Opportunities, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Capital Opportunities' Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Capital Opportunities, their compensation structure and their holdings in Capital Opportunities, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Capital Opportunities' Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Capital Opportunities' Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Capital Opportunities, see ‘‘Capital Stock and Other Securities’’ in Capital Opportunities' Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Capital Opportunities' shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Capital Opportunities' Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Capital Opportunities' policies regarding dividends and distributions and tax matters affecting Capital Opportunities and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Capital Opportunities' Statement of Additional Information.

Distribution of Shares

For additional information about Capital Opportunities' distributor and the distribution agreement between Capital Opportunities and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Capital Opportunities' Statement of Additional Information.

Performance Data

For additional information about Capital Opportunities' performance, see ‘‘Performance Data’’ in Capital Opportunities' Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT AGGRESSIVE EQUITY

Fund History

For additional information about Aggressive Equity's history, see ‘‘Fund History’’ in Aggressive Equity's Statement of Additional Information.

Investment Objective and Policies

For additional information about Aggressive Equity's investment objective and policies, see ‘‘Description of the Fund and Its Investments and Risks’’ in Aggressive Equity's Statement of Additional Information.

Portfolio Holdings

For additional information about Aggressive Equity's policies and procedures with respect to the disclosure of Aggressive Equity's portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings’’ in Aggressive Equity's Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Aggressive Equity, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Aggressive Equity's Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Aggressive Equity's investment adviser, independent registered public accounting firm and other services provided to Aggressive Equity, see ‘‘Investment Advisory and Other Services’’ in Aggressive Equity's Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Aggressive Equity, Aggressive Equity's investment adviser and Aggressive Equity's distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Aggressive Equity's Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Aggressive Equity, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Aggressive Equity's Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Aggressive Equity, their compensation structure and their holdings in Aggressive Equity, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Aggressive Equity's Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Aggressive Equity's Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Aggressive Equity, see ‘‘Capital Stock and Other Securities’’ in Aggressive Equity's Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Aggressive Equity's shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Aggressive Equity's Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Aggressive Equity's policies regarding dividends and distributions and tax matters affecting Aggressive Equity and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Aggressive Equity's Statement of Additional Information.

Distribution of Shares

For additional information about Aggressive Equity's distributor and the distribution agreement between Aggressive Equity and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Aggressive Equity's Statement of Additional Information.

Performance Data

For additional information about Aggressive Equity's performance, see ‘‘Performance Data’’ in Aggressive Equity's Statement of Additional Information.

FINANCIAL STATEMENTS

Capital Opportunities' most recent audited financial statements are set forth in Capital Opportunities' Annual Report for the fiscal year ended November 30, 2005. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Aggressive Equity's most recent audited financial statements are set forth in Aggressive Equity's Annual Report for the fiscal year ended July 31, 2005, which is incorporated by reference in the Proxy Statement and Prospectus.

Shown below are Financial Statements for both Aggressive Equity and Capital Opportunities and Pro Forma Financial Statements for the Combined Fund at January 31, 2006, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for both Aggressive Equity and Capital Opportunities and pro forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities (unaudited) for both Aggressive Equity and Capital Opportunities and pro forma figures for the Combined Fund. The third table presents Statements of Operations (unaudited) for both Aggressive Equity and Capital Opportunities and pro forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

Morgan Stanley Capital Opportunities Trust

Pro Forma Portfolio of Investments as of January 31, 2006

(unaudited)

	Morgan Stanley Capital Opportunities Trust		Morgan Stanley Aggressive Equity Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
COMMON STOCKS (99.4%)
Advertising/Marketing Services (3.5%)
Getty Images, Inc.*	162,800	$13,292,620	143,300	$11,700,445	306,100	$24,993,065
Air Freight/Couriers (3.8%)
C.H. Robinson Worldwide, Inc.	178,900	7,238,294	157,500	6,372,450	336,400	13,610,744
Expeditors International of Washington, Inc.	102,000	7,501,080	89,800	6,603,892	191,800	14,104,972
		14,739,374		12,976,342		27,715,716
Casino/Gaming (4.3%)
International Game Technology	214,900	7,689,122	187,100	6,694,438	402,000	14,383,560
Station Casinos, Inc.	132,500	8,857,625	116,700	7,801,395	249,200	16,659,020
		16,546,747		14,495,833		31,042,580
Chemicals: Agricultural (4.2%)
Monsanto Co.	190,530	16,120,743	166,230	14,064,720	356,760	30,185,463
Discount Stores (6.8%)
Costco Wholesale Corp.	299,500	14,942,055	260,500	12,996,345	560,000	27,938,400
Sears Holdings Corp.*	93,500	11,354,640	81,600	9,909,504	175,100	21,264,144
		26,296,695		22,905,849		49,202,544
Electronic Production Equipment (1.6%)
Tessera Technologies, Inc.*	194,100	6,265,548	170,900	5,516,652	365,000	11,782,200
Financial Conglomerates (3.8%)
Brookfield Asset Management Inc. (Class A) (Canada)	277,600	14,868,256	241,800	12,950,808	519,400	27,819,064
Gas Distributors (1.0%)
Questar Corp.	46,900	3,821,412	41,300	3,365,124	88,200	7,186,536
Home Building (3.1%)
Desarrolladora Homex S.A. de C.V. (ADR) (Mexico)*	165,300	5,737,563	145,500	5,050,305	310,800	10,787,868
NVR, Inc.*	7,694	6,110,960	6,754	5,364,364	14,448	11,475,324
		11,848,523		10,414,669		22,263,192
Hotels/Resorts/Cruiselines (2.9%)
Carnival Corp. (Panama)	217,000	11,231,920	191,100	9,891,336	408,100	21,123,256
Internet Retail (1.7%)
Amazon.com, Inc.*	150,600	6,749,892	132,600	5,943,132	283,200	12,693,024
Internet Software/Services (8.6%)
Google, Inc. (Class A)*	51,600	22,355,700	45,400	19,669,550	97,000	42,025,250
Yahoo!, Inc.*	310,000	10,645,400	272,900	9,371,386	582,900	20,016,786
		33,001,100		29,040,936		62,042,036

Morgan Stanley Capital Opportunities Trust

Pro Forma Portfolio of Investments as of January 31, 2006

(unaudited)

	Morgan Stanley Capital Opportunities Trust		Morgan Stanley Aggressive Equity Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Investment Banks/Brokers (4.7%)
Chicago Mercantile Exchange Holdings, Inc.	19,590	$8,291,467	17,255	$7,303,179	36,845	$15,594,646
Greenhill & Co., Inc.	173,194	9,903,233	152,499	8,719,893	325,693	18,623,126
		18,194,700		16,023,072		34,217,772
Medical Specialties (2.2%)
Dade Behring Holdings, Inc.	212,400	8,311,212	187,000	7,317,310	399,400	15,628,522
Miscellaneous Commercial Services (5.9%)
Corporate Executive Board Co. (The)	202,450	17,034,143	178,200	14,993,748	380,650	32,027,891
Iron Mountain Inc.*	138,794	5,784,934	122,187	5,092,754	260,981	10,877,688
		22,819,077		20,086,502		42,905,579
Motor Vehicles (1.3%)
Harley-Davidson, Inc.	95,100	5,090,703	83,700	4,480,461	178,800	9,571,164
Oil & Gas Production (11.1%)
Southwestern Energy Co.*	157,238	6,783,248	138,486	5,974,286	295,724	12,757,534
Ultra Petroleum Corp. (Canada)*	521,780	35,893,246	459,420	31,603,502	981,200	67,496,748
		42,676,494		37,577,788		80,254,282
Other Consumer Services (6.6%)
eBay, Inc.*	443,600	19,119,160	390,600	16,834,860	834,200	35,954,020
Strayer Education, Inc.	68,900	6,101,784	60,700	5,375,592	129,600	11,477,376
		25,220,944		22,210,452		47,431,396
Packaged Software (3.3%)
Red Hat, Inc.*	199,800	5,784,210	175,900	5,092,305	375,700	10,876,515
Salesforce.com Inc.*	169,400	6,953,870	149,100	6,120,555	318,500	13,074,425
		12,738,080		11,212,860		23,950,940
Personnel Services (2.1%)
Monster Worldwide, Inc.*	186,700	7,964,622	164,400	7,013,304	351,100	14,977,926
Property – Casualty Insurers (2.9%)
Berkshire Hathaway, Inc. (Class B)*	3,772	11,059,504	3,284	9,628,688	7,056	20,688,192
Recreational Products (2.3%)
Electronic Arts, Inc.*	165,500	9,032,990	145,700	7,952,306	311,200	16,985,296
Restaurants (1.4%)
P.F. Chang's China Bistro, Inc.*	102,335	5,245,692	90,100	4,618,526	192,435	9,864,218
Semiconductors (1.7%)
Marvell Technology Group, Ltd. (Bermuda)*	96,000	6,568,320	84,500	5,781,490	180,500	12,349,810
Services to the Health Industry (2.1%)
Stericycle, Inc.*	136,461	8,156,274	120,184	7,183,398	256,645	15,339,672

Morgan Stanley Capital Opportunities Trust

Pro Forma Portfolio of Investments as of January 31, 2006

(unaudited)

	Morgan Stanley Capital Opportunities Trust		Morgan Stanley Aggressive Equity Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Specialty Telecommunications (2.9%)
Crown Castle International Corp.*	350,016	$11,071,006	308,116	$9,745,709	658,132	$20,816,715
Wireless Telecommunications (3.6%)
America Movil S.A. de C.V. (Series L) (ADR) (Mexico)	415,600	14,018,188	361,200	12,183,276	776,800	26,201,464
Total Common Stocks (Cost $281,822,843, $251,502,437
and $533,325,280, respectively)		382,950,636		336,280,988		719,231,624

	Principal Amount in Thousands		Principal Amount in Thousands		Principal Amount in Thousands
SHORT-TERM INVESTMENTS (1.2%)
Repurchase Agreements
Joint repurchase agreement account 4.445% due 02/01/06 (dated 01/31/06; proceeds $5,662,699, $3,327,411 and $8,990,110, respectively) (a) (Cost $5,662,000, $3,327,000 and $8,989,000, respectively)	$5,662	5,662,000	$3,327	3,327,000	$8,989	8,989,000
Total Investments
(Cost$287,484,843,$254,829,437and$542,314,280,respectively)(b)	100.6%	$388,612,636		$339,607,988		$728,220,624

ADR	American Depositary Receipt.

*	Non-income producing security.

(a)	Collateralized by federal agency and U.S. Treasury obligations.

(b)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Morgan Stanley Capital Opportunities Trust	$103,632,713	$2,504,920	$101,127,793
Morgan Stanley Aggressive Equity Fund	85,242,690	464,139	84,778,551
Combined	$188,875,403	$2,969,059	$185,906,344

Morgan Stanley Capital Opportunities Trust

Pro-Forma Financial Statements
Statement of Assets And Liabilities
January 31, 2006 (unaudited)

	Morgan Stanley Capital Opportunities Trust	Morgan Stanley Aggressive Equity Fund	Pro-Forma Adjustments		Combined
ASSETS:
Investments in securities, at value (cost $287,484,843, $254,829,437 and $542,314,280, respectively)	$388,612,636	$339,607,988	—		$728,220,624
Cash	731	970	—		1,701
Receivable for:
Investments sold	834,711	712,907	—		1,547,618
Shares of beneficial interest sold	873,402	347,480	—		1,220,882
Dividends	34,575	30,150	—		64,725
Foreign withholding taxes reclaimed	—	7,071	—		7,071
Prepaid expenses and other assets	21,760	68,935	—		90,695
Receivable from affiliate	106,208	2,732	—		108,940
TOTAL ASSETS	390,484,023	340,778,233	—		731,262,256
LIABILITIES:
Payable for:
Securities purchased	2,770,604	2,400,846	—		5,171,450
Shares of beneficial interest redeemed	574,926	487,514	—		1,062,440
Distribution fee	168,924	255,520	—		424,444
Investment advisory fee	224,012	194,976	—		418,988
Transfer agent fee	33,999	27,876	—		61,875
Administration fee	26,748	23,281	—		50,029
Accrued expenses and other payables	116,668	44,009	$367,349	(1)	528,026
TOTAL LIABILITIES	3,915,881	3,434,022	367,349		7,717,252
NET ASSETS	$386,568,142	$337,344,211	$(367,349)		$723,545,004
COMPOSITION OF NET ASSETS:
Paid-in-capital	$1,005,173,338	$630,134,281	—		$1,635,307,619
Net unrealized appreciation	101,127,793	84,780,502	—		185,908,295
Accumulated net investment loss	(511,020)	(2,261,442)	$(367,349)	(1)	(3,139,811)
Accumulated net realized loss	(719,221,969)	(375,309,130)	—		(1,094,531,099)
NET ASSETS	$386,568,142	$337,344,211	$(367,349)		$723,545,004
CLASS A SHARES:
Net Assets	$130,655,618	$51,428,386	$(124,160)	(1)	$181,959,844
Shares Outstanding (unlimited authorized, $.01 par value)	6,610,237	4,085,640	(1,484,305	)(2)	9,211,572
NET ASSET VALUE PER SHARE	$19.77	$12.59			$19.75
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$20.87	$13.29			$20.84

	Morgan Stanley Capital Opportunities Trust	Morgan Stanley Aggressive Equity Fund	Pro-Forma Adjustments		Combined
CLASS B SHARES:
Net Assets	$146,079,568	$249,506,249	$(138,817)	(1)	$395,447,000
Shares Outstanding (unlimited authorized, $.01 par value)	7,846,493	20,936,392	(7,536,486)	(2)	21,246,399
NET ASSET VALUE PER SHARE	$18.62	$11.92			$18.61
CLASS C SHARES:
Net Assets	$15,887,468	$31,680,325	$(15,097)	(1)	$47,552,696
Shares Outstanding (unlimited authorized, $.01 par value)	856,972	2,655,164	(946,409)	(2)	2,565,727
NET ASSET VALUE PER SHARE	$18.54	$11.93			$18.53
CLASS D SHARES:
Net Assets	$93,945,488	$4,729,251	$(89,275)	(1)	$98,585,464
Shares Outstanding (unlimited authorized, $.01 par value)	4,670,027	369,476	(134,424)	(2)	4,905,079
NET ASSET VALUE PER SHARE	$20.12	$12.80			$20.10

(1)	Represents a non-recurring cost in connection with the reorganization which will be borne by Morgan Stanley Capital Opportunities Trust.

(2)	Represents the difference between total additional shares to be issued (see Note 2) and current Morgan Stanley Aggressive Equity Fund shares outstanding.

See Notes to Pro Forma Financial Statements

Morgan Stanley Capital Opportunities Trust

Pro-Forma Financial Statements
Statement of Operations
For the Twelve Months Ended January 31, 2006 (unaudited)

	Morgan Stanley Capital Opportunities Trust	Morgan Stanley Aggressive Equity Fund	Pro-Forma Adjustments		Combined
NET INVESTMENT INCOME:
INCOME
Dividends (net of $14,881, $0 and $14,881, foreign withholding tax, respectively)	$1,790,822	$1,822,430	—		$3,613,252
Interest	163,879	129,121	—		293,000
TOTAL INCOME	1,954,701	1,951,551	—		3,906,252
EXPENSES
Investment advisory fee	2,373,681	2,117,050	$(42,565)	(1)	4,448,166
Distribution fee (Class A shares)	187,849	107,460	—		295,309
Distribution fee (Class B shares)	1,641,263	2,398,466	—		4,039,729
Distribution fee (Class C shares)	169,708	300,035	—		469,743
Transfer agent fees and expenses	1,340,714	966,988	—		2,307,702
Administration fee	283,424	252,782	—		536,206
Shareholder reports and notices	147,328	129,793	(51,917	)(2)	225,204
Professional fees	115,485	69,268	(89,126	)(2)	95,627
Registration fees	52,277	49,023	(19,116	)(2)	82,184
Custodian fees	26,293	25,659	—		51,952
Trustees' fees and expenses	5,497	3,285	—		8,782
Other	29,118	19,726	(610	)(2)	48,234
TOTAL EXPENSES	6,372,637	6,439,535	(203,334)		12,608,838
NET INVESTMENT LOSS	(4,417,936)	(4,487,984)	203,334		(8,702,586)
NET REALIZED AND UNREALIZED GAIN:
Net realized gain	57,508,792	40,520,319	—		98,029,111
Net change in unrealized appreciation/depreciation	49,408,438	49,120,823	—		98,529,261
NET GAIN	106,917,230	89,641,142	—		196,558,372
Net Increase	$102,499,294	$85,153,158	$203,334		$187,855,786

(1)	Reflects adjustment to investment management fees based on Morgan Stanley Capital Opportunities Trust's fee schedule.

(2)	Reflects elimination of duplicate services or fees.

See Notes to Pro Forma Financial Statements

Morgan Stanley Capital Opportunities Trust

Notes to Pro Forma Financial Statements
(unaudited)

1.    Basis of Combination —   The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at January 31, 2006 and the related Statement of Operations (‘‘Pro Forma Statements’’) for the twelve months ended January 31, 2006, reflect the accounts of Morgan Stanley Capital Opportunities Trust (‘‘Capital Opportunities’’) and Morgan Stanley Aggressive Equity Fund (‘‘Aggressive Equity’’).

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Aggressive Equity in exchange for shares in Capital Opportunities. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2.    Shares of Beneficial Interest —   The pro forma net asset value per share assumes the issuance of additional shares of Capital Opportunities which would have been issued on January 31, 2006 in connection with the proposed reorganization. Shareholders of Aggressive Equity would become shareholders of Capital Opportunities receiving shares of the corresponding class of Capital Opportunities equal to the value of their holdings in Aggressive Equity. The amount of additional shares assumed to be issued was calculated based on the January 31, 2006 net assets of Aggressive Equity and the net asset value per share of Capital Opportunities as follows:

	Class A	Class B	Class C	Class D
Aggressive Equity pre-merger shares	4,085,640	20,936,392	2,655,164	369,476
Aggressive Equity net assets	$51,428,386	$249,506,249	$31,680,325	$4,729,251
Net asset value per share — Capital Opportunities	$19.77	$18.62	$18.54	$20.12
Capital Opportunities merger shares issued	2,601,335	13,399,906	1,708,755	235,052
Difference between total additional shares to be issued and pre-merger Aggressive Equity shares outstanding	(1,484,305)	(7,536,486)	(946,409)	(134,424)

3.    Pro Forma Operations —   The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Capital Opportunities at the combined level of average net assets for the twelve months ended January 31, 2006. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST

PART C
OTHER INFORMATION

Item 15.	Indemnification

The response to this item is incorporated by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A, dated March 30, 2006, which was filed electronically pursuant to Regulation S-T on March 28, 2006 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-7377 and 33-63685).

Item 16.	Exhibits

(1)	Form of Declaration of Trust of the Registrant, dated October 16, 1995, is incorporated by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on October 25, 1995; Instrument Establishing and Designating Additional Classes is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on July 15, 1997; Form of Amendment dated June 25, 1999 to the Declaration of Trust of the Registrant, is incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on June 24, 1999; Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on January 29, 2002; Amendment to the Declaration of Trust of the Registrant, dated January 29, 2002, is incorporated by reference to Exhibit 1(e) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on January 29, 2002.

(2)	Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on February 27, 2004.

(3)	Not Applicable.

(4)	Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)	Not Applicable.

(6)	Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated November 1, 2004, is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Morgan Stanley Small-Mid Special Value Fund, filed on June 24, 2005.

(7)	(a)	Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on June 24, 1999.

(b)	Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated as of April 1, 2005, is incorporated by reference to Exhibit e(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Morgan Stanley Fundamental Value Fund, filed on January 25, 2006.

(8)	Not Applicable.

(9)	(a)	Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 6, 1995; Amendment dated April 17, 1996 to the Custody Agreement of this Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 1, 1996; Amendment dated June 15, 2001 to the Custody Agreement of the Registrant is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on January 29, 2002.

(b)	Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(d) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on January 29, 2002.

(10)	(a)	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1, dated May 1, 2004, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on January 28, 2005.

(b)	Amended Multi-Class Plan Pursuant to Rule 18f-3, dated October 28, 2004, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed on January 28, 2005.

(11)	(a)	Opinion and consent of Clifford Chance US LLP, to be filed by amendment.

(b)	Opinion and consent of Dechert LLP, to be filed by amendment.

(12)	Opinion and consent of Clifford Chance US LLP regarding tax matters, to be filed by amendment.

(13)	(a)	Amended and Restated Transfer Agency and Service Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Trust, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on January 28, 2005.

(b)	Administration Agreement, dated November 1, 2004, between Morgan Stanley Services Company Inc. and the Registrant, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 14 to the Registration Statement, filed on January 28, 2005.

(14)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(15)	Not Applicable.

(16)	Powers of Attorney of Trustees, dated February 6, 2006, is incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Morgan Stanley European Equity Fund Inc., filed on February 28, 2006.

(17)	Form of Proxy, filed herewith.

Item 17.	Undertakings

1.    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 1st day of May, 2006.

MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST

By:	/s/ Ronald E. Robison Ronald E. Robison President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
1. Principal Executive Officer
/s/ Ronald E. Robison Ronald E. Robison	Executive Vice President and Principal Executive Officer	May 1, 2006
2. Principal Financial Officer
/s/ Francis J. Smith Francis J. Smith	Chief Financial Officer	May 1, 2006
3. Majority of the Trustees
INDEPENDENT TRUSTEES
Michael Bozic Edwin J. Garn Wayne E. Hedien Manuel H. Johnson	Joseph J. Kearns Michael E. Nugent Fergus Reid
By: /s/ Carl Frischling Carl Frischling Attorney-in-Fact for the Independent Trustees		May 1, 2006
MANAGEMENT TRUSTEES
Charles A. Fiumefreddo (Chairman) James F. Higgins
By: /s/ Barry Fink Barry Fink Attorney-in-Fact for the Management Trustees		May 1, 2006

EXHIBIT INDEX

Exhibit 17	Form of Proxy

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                      YOUR PROXY VOTE IS IMPORTANT!

                                      AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                      PHONE OR THE INTERNET.

                                      IT SAVES MONEY! TELEPHONE AND INTERNET
                                      VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                      CAN HELP MINIMIZE FUND EXPENSES.

                                      IT SAVES TIME!  TELEPHONE AND INTERNET
                                      VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                      IT'S EASY!  JUST FOLLOW THESE SIMPLE
                                      STEPS:

                                      1. READ YOUR PROXY STATEMENT AND HAVE IT
                                      AT HAND.

                                      2. CALL TOLL-FREE [________] OR GO TO
                                      WEBSITE: [________]

                                      3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                      THE SHADED BOX FROM YOUR PROXY CARD.

                                      4. FOLLOW THE RECORDED OR ON-SCREEN
                                      DIRECTIONS.

                                      5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                      VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

                    MORGAN STANLEY AGGRESSIVE EQUITY FUND
PROXY
PROXY    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [AUGUST 1], 2006
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink and Stefanie V.
Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on [May 30], 2006 at the Special
Meeting of Shareholders of Morgan Stanley Aggressive Equity Fund to be held at
1221 Avenue of the Americas, New York, New York 10020 on [August 1], 2006 and at
any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES, UPON ANY
AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

                                        VOTE VIA THE INTERNET:
                                        HTTPS://VOTE.PROXY-DIRECT.COM
                                        VOTE VIA THE TELEPHONE:  1-866-241-6192
                                        999 99999 999 999

                                        NOTE: Please sign exactly as your name
                                        appears on this proxy card. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's
                                        office. If a partner, sign in the
                                        partnership name.

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature (if held jointly)

                                        ----------------------------------------
                                        Date                           16251_MTR

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

THE BOARD OF TRUSTEES OF MORGAN STANLEY AGGRESSIVE EQUITY FUND RECOMMENDS THAT
YOU VOTE IN FAVOR OF THE REORGANIZATION.

PLEASE MARK VOTES AS IN THIS EXAMPLE:  [O]
[SHADED BOX OMITTED]

                                             FOR         AGAINST     ABSTAIN
                                             [ ]          [ ]          [ ]

1.   Approval of an Agreement and Plan of Reorganization, dated [________],
     2006, between Morgan Stanley Aggressive Equity Fund and Morgan Stanley
     Capital Opportunities Fund, pursuant to which substantially all of the assets of Morgan Stanley Aggressive Equity Fund would be combined with those of Morgan Stanley Capital Opportunities Fund and shareholders of
     Morgan Stanley Aggressive Equity Fund would become shareholders of Morgan
     Stanley Capital Opportunities Fund receiving shares of Morgan Stanley
     Capital Opportunities Fund with a value equal to the value of their holdings in Morgan Stanley Aggressive Equity.

                                                                       16251_MTR

         WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.